UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2020

Hostess Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7905 Quivira Road, Lenexa, Kansas	66215
(Address of principal executive offices)	(Zip Code)

(816) 701-4600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value of $0.0001 per share	TWNK	The Nasdaq Stock Market LLC
Warrants, each exercisable for a half share of Class A Common Stock	TWNKW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2020, the Board of Directors (the “Board”) of Hostess Brands, Inc. (the “Company”) appointed Ioannis Skoufalos to the Board for a term to expire at the Company’s 2020 Annual Meeting of Stockholders.

Mr. Skoufalos, age 62, most recently served as the Global Product Supply Officer of The Procter & Gamble Co., a global provider of consumer packaged goods, from June 2011 to June 2019, leading its Supply Network which includes procurement, manufacturing, customer service and distribution, quality assurance, engineering and innovation program management. He previously served in other management, engineering and supply roles at Procter & Gamble since joining as a chemical engineer in 1984. Mr. Skoufalos served on the board of directors of Pinnacle Foods from September 2016 to December 2018 and has been a member of the board of advisors of Symbotic LLC since April 2019 and the board of directors of the National Association of Manufacturers, U.S.A. since 2012. He earned a Bachelor of Science in Chemical Engineering and a Master of Science in Food Engineering from the University of Leeds in the United Kingdom.

Mr. Skoufalos will receive compensation on the same basis as paid to the other non-employee members of the Board, as described in the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s 2019 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 19, 2019.

In addition, Neil P. DeFeo, a member of the Board, informed the Board of his resignation, effective February 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSTESS BRANDS, INC.

Date: January 30, 2020	By:	/s/ Andrew P. Callahan
	Name:	Andrew P. Callahan
	Title:	President and Chief Executive Officer